    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON DECEMBER 16, 1999

                                                           REGISTRATION NO. 333-
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM S-8
                             REGISTRATION STATEMENT
                        UNDER THE SECURITIES ACT OF 1933

                             COMPUCREDIT CORPORATION
               (Exact name of issuer as specified in its charter)

                          GEORGIA                                                   58-2336689
              (State or other jurisdiction of                                    (I.R.S. Employer
              incorporation or organization)                                   Identification No.)

               ONE RAVINIA DRIVE, SUITE 500                                           30346
                     ATLANTA, GEORGIA                                               (Zip Code)
         (Address of principal executive offices)

                             COMPUCREDIT CORPORATION
                          EMPLOYEE STOCK PURCHASE PLAN
                            (Full title of the plan)

                                 DAVID G. HANNA
                                    PRESIDENT
                          ONE RAVINIA DRIVE, SUITE 500
                             ATLANTA, GEORGIA 30346
                                 (770) 206-6200
 (Name, address and telephone number, including area code, of agent for service)


--------------------------------------------------------------------------------------------------------------------
                                         CALCULATION OF REGISTRATION FEE
---------------------------------------- --------------- ------------------- ---------------------- ----------------
                                                          Proposed maximum         Proposed
          Title of securities             Amount to be     offering price      maximum aggregate       Amount of
         to be registered (1)            registered (2)    per share (3)      offering price (3)     registration
                                                                                                          fee
---------------------------------------- --------------- ------------------- ---------------------- ----------------
Common Stock, no par value                  150,000
                                             shares            $31.82             $4,773,000            $1,260
---------------------------------------- --------------- ------------------- ---------------------- ----------------

(1) In addition, pursuant to Rule 416(c) under the Securities Act of 1933, as amended (the "Securities Act"), this Registration Statement also covers an indeterminate amount of interests to be offered pursuant to the employee benefit plan described herein.
(2) Pursuant to Rule 416(a) under the Securities Act, includes an indeterminate number of additional shares which may be offered and issued to prevent dilution resulting from stock splits, stock dividends or similar transactions.
(3) Pursuant to Rule 457(h)(1) under the Securities Act, the offering price is estimated solely for the purpose of calculating the registration fee on the basis of the average of the high and low prices of the Registrant's Common Stock on December 9, 1999 as reported by the Nasdaq National Market.

================================================================================

         PART I -- INFORMATION REQUIRED IN THE SECTION 10(a) PROSPECTUS

Item 1.    PLAN INFORMATION.+

Item 2.    REGISTRANT INFORMATION AND EMPLOYEE PLAN ANNUAL INFORMATION.+

+ Information required by Part I to be contained in the Section 10(a) prospectus is omitted from this Registration Statement in accordance with the Note to Part I of Form S-8.

          PART II -- INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Item 3.    INCORPORATION OF DOCUMENTS BY REFERENCE.

           The following documents filed with the Securities and Exchange Commission (the "SEC") shall be deemed to be incorporated by reference into this Registration Statement and to be a part hereof from the date of filing of such document.

         (a) The Registrant's prospectus dated April 22, 1999, filed pursuant to Rule 424(b) of the Securities Act on April 23, 1999 (Reg. No. 333-69879);

         (b) The Registrant's quarterly reports on Form 10-Q for the fiscal quarters ended June 30, 1999, March 31, 1999 and September 30, 1999; and

         (c) The description of the Common Stock included in the Registrant's Registration Statement on Form 8-A, filed pursuant to Section 12(g) of the Securities Exchange Act of 1934, as amended (the "1934 Act") on April 12, 1999 (SEC File No. 0-25751), including any amendment or report filed for the purpose of updating such description.


         All documents filed with the SEC subsequent to the date of this registration statement by the undersigned Registrant pursuant to Sections 13(a), 13(c), 14 and 15(d) of the 1934 Act prior to the filing of a post-effective amendment hereto which indicates that all shares of Common Stock offered hereby have been sold or which deregisters any shares of such Common Stock then remaining unsold, shall also be deemed to be incorporated by reference in this Registration Statement and to be a part hereof from their respective dates of filing. Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Registration Statement to the extent that a statement contained herein, or in any other subsequently filed document that also is or is deemed to be incorporated by reference herein, modifies or supersedes such statement. Any statement contained in this Registration Statement shall be deemed to be modified or superseded to the extent that a statement contained in a subsequently filed document which is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Registration Statement.

Item 4.           DESCRIPTION OF SECURITIES.

         Not applicable.

Item 5.           INTERESTS OF NAMED EXPERTS AND COUNSEL.

         Not applicable.

Item 6.           INDEMNIFICATION OF DIRECTORS AND OFFICERS.

         The Georgia Business Corporation Code (the "GBCC") permits a corporation to eliminate or limit the personal liability of a director to the corporation or its shareholders for monetary damages for breach of duty of care or other duty as a director, provided that no provisions shall eliminate or limit the liability of a director: (i) for any appropriation, in violation of his duties, of any business opportunity of the corporation; (ii) for acts or omissions which involve intentional misconduct or a knowing violation of law;
(iii) for unlawful corporate distributions; or (iv) for any transaction from which the director received an improper personal benefit. This provision pertains only to breaches of duty by directors in their capacity as directors (and not in any other corporate capacity, such as officers) and limits liability only for breaches of fiduciary duties under the GBCC (and not for violation of other laws, such as the federal securities laws. The Amended and Restated Articles of Incorporation exonerate the directors of the Company from monetary liability to the extent permitted by this statutory provision.

         The Company's Amended and Restated Articles of Incorporation and Amended and Restated Bylaws also provide that the Company shall indemnify any director, and may indemnify any officer, who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (including any action by or in the right of the Company), by reason of the fact that such person is or was a director or officer of the Company, or is or was serving at the request of the Company as a director or officer of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including reasonable attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding, if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Company (and with respect to any criminal action or proceeding, if such person had no reasonable cause to believe such person's conduct was unlawful), to the maximum extent permitted by, and in the manner provided by, the GBCC.

         In addition, the Amended and Restated Bylaws provide that the Company will advance to its directors, and may advance to its officers, reasonable expenses of any such proceeding; provided that, such person furnishes the Company with (i) a written affirmation of such person's good faith belief that such person has met the applicable standard of conduct and (ii) a written undertaking to repay any advances if it is ultimately determined that such person is not entitled to indemnification. Notwithstanding any provision of the Company's Amended and Restated Articles of Incorporation and Amended and Restated Bylaws to the contrary, the GBCC provides that the Company shall not indemnify a director or officer for any liability incurred in a proceeding in which the director or officer is adjudged liable to the Company or is subjected to injunctive relief in favor of the Company: (i) for any appropriation, in violation of his duties, of any business opportunity of the Company; (ii) for acts or omissions which involve intentional misconduct or a knowing violation of law; (iii) for unlawful corporate distributions; and (iv) for any transaction from which the director or officer received an improper personal benefit. The Company also maintains a directors' and officers' liability insurance policy which insures its directors and officers against such liabilities as are customarily covered by such policies.

         The foregoing summaries are necessarily subject to the complete text of the statutes, Amended and Restated Articles of Incorporation, Amended and Restated Bylaws and agreements referred to above and are qualified in their entirety by reference thereto.

Item 7.           EXEMPTION FROM REGISTRATION CLAIMED.

         Not applicable.

Item 8.           EXHIBITS.

         The following exhibits are filed as part of this Registration
Statement:

EXHIBITS:

4.1 Amended and Restated Articles of Incorporation of the Registrant (incorporated by reference to Exhibit 3.1 to the Registrant's Registration Statement on Form S-1 (File No. 333-62327), filed with the SEC on August 27, 1998)

4.2 Amended and Restated Bylaws of the Registrant (incorporated by reference to Exhibit 3.2 to the Registrant's Registration Statement on Form S-1 (File No. 333-62327), filed with the SEC on August 27, 1998)

4.3               CompuCredit Corporation Employee Stock Purchase Plan.

23.1              Consent of Ernst & Young LLP.

24.1 Power of Attorney (included on the signature pages of this Registration Statement).


Item 9.           UNDERTAKINGS.

         The undersigned Registrant hereby undertakes:

         (a) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement to include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement.

         (b) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         (c) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

         (d) That, for purposes of determining any liability under the Securities Act of 1933, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of each of the Securities Exchange Act of 1934) that is incorporated by reference in the Registration Statement shall be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         (e) That, insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and it has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Atlanta, State of Georgia, on December 14, 1999.

                             COMPUCREDIT CORPORATION


                             By:      /s/ David G. Hanna
                                      -----------------------------
                                      David G. Hanna
                                      President

         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints David G. Hanna and Brett M. Samsky, and each of them, his or her true and lawful attorneys-in-fact and agents, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement, as amended, has been signed below by the following persons in the capacities and on the dates indicated.

         SIGNATURE                                   TITLE                                       DATE

/s/ David G. Hanna                       President and Chairman of the Board                   December 9 , 1999
------------------------------------
David G. Hanna                           (Principal Executive Officer)


/s/ Brett M. Samsky                      Chief Financial Officer                               December 9 , 1999
------------------------------------
Brett M. Samsky                          (Principal Financial Officer)


/s/ Ashley L. Johnson                    Treasurer and Controller                              December 9 , 1999
------------------------------------
Ashley L. Johnson                        (Principal Accounting Officer)

/s/ Richard W. Gilbert                   Director                                              December 9 , 1999
------------------------------------
Richard W. Gilbert

/s/ Frank J. Hanna, III                  Director                                              December 9 , 1999
------------------------------------
Frank J. Hanna, III


/s/ Richard E. Huddleston                Director                                              December 9, 1999
---------------------------
Richard E. Huddleston


/s/ Gail Coutcher Hughes                 Director                                              December 4, 1999
---------------------------
Gail Coutcher Hughes


/s/ James P. Kelly, III                  Director                                              December 9, 1999
------------------------------------
James P. Kelly, III


/s/ Mack F. Mattingly                    Director                                              December 9 , 1999
------------------------------------
Mack F. Mattingly


/s/ Thomas G. Rosencrants                Director                                              December 9 , 1999
---------------------------
Thomas G. Rosencrants


         Pursuant to the requirements of the Securities Act of 1933, the trustees (or other persons who administer the employee benefit plan) have duly caused this Registration Statement to be signed on their behalf by the undersigned, thereunto duly authorized, in the City of Atlanta, State of Georgia, on December 9 , 1999.

                                    COMPUCREDIT CORPORATION
                                    EMPLOYEE STOCK PURCHASE PLAN


                                    By:/s/ Brett M.  Samsky
                                       ----------------------

                                  EXHIBIT INDEX

Exhibits

4.1 Amended and Restated Articles of Incorporation of the Registrant (incorporated by reference to Exhibit 3.1 to the Registrant's Registration Statement on Form S-1 (File No. 333-62327), filed with the SEC on August 27, 1998)

4.2 Amended and Restated Bylaws of the Registrant (incorporated by reference to Exhibit 3.2 to the Registrant's Registration Statement on Form S-1 (File No. 333-62327), filed with the SEC on August 27, 1998)

4.3               CompuCredit Corporation Employee Stock Purchase Plan.

23.1              Consent of Ernst & Young LLP.

24.1 Power of Attorney (included on the signature pages of this Registration Statement).